                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                            [AMENDMENT NO. _________]

Filed by the registrant  /X/
Filed by a party other than the registrant  / /


Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     SPIROS DEVELOPMENT CORPORATION II, INC.
                (Name of Registrant as Specified in Its Charter)

                          Mitchell R. Woodbury, Secretary
  Spiros Development Corporation II, Inc. 7475 Lusk Blvd., San Diego, CA 92121
  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------
         (2)     Aggregate number of securities to which transactions applies:

                 --------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                  ---------------------------------------------

                 --------------------------------------------------------------
         (4)     Proposed maximum aggregate value of transactions:

                 --------------------------------------------------------------
         (5)     Total fee paid:
                                 ----------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:
                                         --------------------------------------
         (2)     Form, schedule or registration statement no.:
                                                               ----------------
         (3)     Filing party:
                               ------------------------------------------------
         (4)     Date filed:
                             --------------------------------------------------

                                       [LOGO]



                      SPIROS DEVELOPMENT CORPORATION II, INC.
                                7475 LUSK BOULEVARD
                            SAN DIEGO, CALIFORNIA  92121



                                   April 16, 1999



Dear Stockholder:

       You are cordially invited to attend the Annual Meeting of Stockholders of Spiros Development Corporation II, Inc., which will be held at the offices of the Company, 7475 Lusk Blvd., San Diego, California, on May 19, 1999 at 10:00 a.m.

       Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

       In order for us to have an efficient meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

       We look forward to seeing you at the Annual Meeting.

                                        Sincerely,


                                        /s/ DAVID S. KABAKOFF

                                        DAVID S. KABAKOFF
                                        CHAIRMAN, PRESIDENT AND
                                        CHIEF EXECUTIVE OFFICER




                               YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. No postage need be affixed if mailed in the United States.

                                       [LOGO]



                      SPIROS DEVELOPMENT CORPORATION II, INC.
                                7475 LUSK BOULEVARD
                            SAN DIEGO, CALIFORNIA 92121

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                    MAY 19, 1999

       The Annual Meeting (the "Annual Meeting") of Stockholders of Spiros Development Corporation II, Inc. (the "Company") will be held at the offices of the Company, 7475 Lusk Blvd., San Diego, California, on Wednesday, May 19, 1999 at 10:00 a.m., for the following purposes:

       1(a). To elect three (3) directors, by holders of the Company's Callable Common Stock, voting as a separate class, to serve a one-year term to expire at the 2000 Annual Meeting of Stockholders.

       1(b). To elect two (2) directors, by holders of the Company's Special Common Stock, voting as a separate class, to serve a one-year term to expire at the 2000 Annual Meeting of Stockholders.

       2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999.

       3. To transact any other business which may properly come before the meeting or any adjournment(s) thereof.

       Stockholders of record at the close of business on March 22, 1999 are entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company. Whether or not you plan to attend the meeting in person, please sign, date and return the enclosed proxy in the reply envelope provided. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy will assist us in preparing for the Annual Meeting.

                                        By Order of the Board of Directors

                                        /s/ MITCHELL R. WOODBURY

Dated:  April 16, 1999                  MITCHELL R. WOODBURY
                                        SECRETARY

                      SPIROS DEVELOPMENT CORPORATION II, INC.
                                  PROXY STATEMENT

                           ANNUAL MEETING OF STOCKHOLDERS
                              TO BE HELD MAY 19, 1999

       These proxy materials and the enclosed proxy card are being mailed in connection with the solicitation of proxies by the Board of Directors of Spiros Development Corporation II, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of the Company at 10:00 a.m. on May 19, 1999 and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders of record beginning on approximately April 16, 1999.

       The mailing address of the principal executive offices of the Company is 7475 Lusk Blvd., San Diego, California 92121.


                               PURPOSE OF THE MEETING

       The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.


                           VOTING RIGHTS AND SOLICITATION

       Any stockholder executing a proxy has the power to revoke it at any time before it is voted by delivering written notice of such revocation to the Secretary of the Company before the Annual Meeting or by properly executing and delivering a proxy bearing a later date. Proxies may also be revoked by any stockholder present at the Annual Meeting who elects to vote his or her shares in person. The cost of soliciting proxies will be paid by the Company and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation material. Solicitation will be made primarily through the use of the mail, but officers or agents of the Company may, without additional remuneration, solicit proxies personally by telephone, telegram, electronic mail or facsimile.

       The record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as March 22, 1999 (the "Record Date"). At the close of business on the Record Date, the Company had 6,325,000 outstanding shares of callable common stock, par value $.001 per share (the "Callable Common Stock"), and 1,000 outstanding shares of special common stock, par value $1.00 per share (the "Special Common Stock"). Holders of Callable Common Stock are entitled, generally, to one vote on matters brought before the Annual Meeting for each share of Callable Common Stock held on the Record Date, except where the holder of Special Common Stock elects two directors as a separate class. The holder of Special Common Stock is entitled to vote only as required by law or in connection with the election of two directors, and in such instances, the holder of Special Common Stock is entitled to one vote for each share of Special Common Stock held on the Record Date. At the 1999 Annual Meeting, the Callable Common Stock will elect three directors and the Special Common Stock will elect two directors. Cumulative voting is not permitted. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For purposes of determining the number of shares voting on a particular proposal, abstentions are counted as shares voting, whereas broker non-votes are not counted as shares voting. Thus, broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. The Callable Common Stock trades on the Nasdaq National Market as a component of Units consisting of one share of Callable Common Stock and one warrant to purchase one-fourth of one share of common stock of Dura Pharmaceuticals, Inc. ("Dura"). Dura is the holder of all of the outstanding Special Common Stock. ChaseMellon Shareholder Services, LLC, the Company's transfer agent, will tabulate the votes.

                                     PROPOSAL 1

                               ELECTION OF DIRECTORS

       The Board of Directors of the Company is currently composed of five members. All of the nominees are now serving as directors of the Company. The Company's Amended and Restated Certificate of Incorporation gives Dura, the holder of Special Common Stock, voting as a separate class, the right to elect two directors. This right continues until Dura exercises its option to purchase all of the Callable Common Stock (the "Purchase Option") or the Purchase Option expires or terminates according to its terms. Therefore, the holders of the Callable Common Stock, voting as a separate class, will elect three directors at the Annual Meeting. The two candidates receiving the highest number of affirmative votes by the holder of Special Common Stock will be elected directors of the Company, and the three candidates receiving the highest number of affirmative votes by the holders of Callable Common Stock will be elected directors of the Company.

       The proxy received by the proxyholders from the holder of Special Common Stock cannot be voted for more than two directors and, unless otherwise indicated, will be voted for the election of the nominees named below to be elected solely by the Special Common Stock. The proxies received by the proxyholders from the holders of Callable Common Stock cannot be voted for more than three directors and, unless otherwise indicated, will be voted for the election of the nominees named below to be elected solely by the Callable Common Stock. Each person nominated for election has agreed to stand for election to hold office for a term of one year, expiring at the Annual Meeting of Stockholders in 2000, or until a successor is elected and has qualified. If, however, any of those named are unable to serve, or for good cause decline to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. The Board of Directors is not aware of any circumstances that would render any nominee unavailable for election.

                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       A VOTE FOR THE NOMINEES LISTED HEREIN.

NOMINEES FOR ELECTION BY THE CALLABLE COMMON STOCK

       SOL LIZERBRAM, RPH., D.O., 51, has served as Chairman of the Board of Directors of Total Business Internet Connectivity ("Total Business") since 1998. Prior to joining Total Business, Dr. Lizerbram was a co-founder of FPA Medical Management, Inc. ("FPA"), a physician practice management company, and served as Chairman of the Board of Directors of FPA from 1993 through March 1998 and continues as a member of their Board of Directors. FPA filed a petition under the Federal bankruptcy laws in July 1998. Dr. Lizerbram was first elected director of the Company in 1998 and currently serves as a member of the Company's Audit Committee.

       WILLIAM H. RASTETTER, PH.D., 51, has served as Chairman of the Board of Directors of IDEC Pharmaceuticals Corporation ("IDEC"), a pharmaceutical company, since 1996 and as President and Chief Executive Officer since 1986. He served as Chief Financial Officer of IDEC from 1988 to 1993. From 1984 to 1986, he was Director of Corporate Ventures at Genentech, Inc. and from 1982 to 1984 he served in a scientific capacity at Genentech, directing the Biocatalysis and Chemical Sciences groups. Dr. Rastetter was first elected director of the Company in 1998 and currently serves as a member of the Company's Audit Committee.

       ALAIN B. SCHREIBER, M.D., 43, has served as President and Chief
Executive Officer and a director of Vical, Inc. ("Vical"), a pharmaceutical company, since 1992. Prior to joining Vical, Dr. Schreiber held various executive level positions at Rhone-Poulenc Rorer Inc., a pharmaceutical company, from 1985 to 1992, most recently as Senior Vice President of Discovery Research. From 1982 to 1985, he served as Biochemistry Department Head at Syntex Research. Dr. Schreiber was first elected director of the Company in 1998 and currently serves as a member of the Company's Audit Committee.

NOMINEES FOR ELECTION BY THE SPECIAL COMMON STOCK

       CAM L. GARNER, 50, has served as Chairman of the Board of Dura, a specialty respiratory pharmaceutical company, since 1995, as Chief Executive Officer since 1990 and as President from 1990 until 1998. He joined Dura in 1989 as Executive Vice President. From 1987 to 1989, he served as President of Syntro Corporation, a biotechnology company. He has served as a director of the Company since its formation in 1997. Mr. Garner currently serves as a director of Dura, Safeskin Corporation, a manufacturer of medical supplies, CardioDynamics International Corporation, a manufacturer of medical devices, and Nanogen, Inc., a biotechnology company.

       DAVID S. KABAKOFF, PH.D., 51, has served as Chairman, Chief Executive Officer, President and a director of the Company since its formation in 1997.
He joined Dura in 1996 as Executive Vice President and a director, and he was named President, Dura Technologies in 1998. From 1989 to 1996, Dr. Kabakoff was employed by Corvas International, Inc., a biopharmaceutical company, and served in a number of capacities during that time period, including Chief Executive Officer, President, Chief Operating Officer and Chairman of the Board. Dr. Kabakoff currently serves as a director of Dura.

BOARD MEETINGS AND COMMITTEES

       The Company's Board of Directors met four times during the fiscal year ended December 31, 1998 and took action by unanimous written consent a total of seven times. Each director attended at least 75% of the aggregate of (i) the total meetings of the Board of Directors (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

       The Company does not have either a standing Compensation Committee or Nominating Committee as all matters are considered by the full Board of Directors. The Company has a standing Audit Committee currently composed of the following three non-employee directors: Drs. Lizerbram, Schreiber and Rastetter. The Audit Committee met two times during the fiscal year ended December 31, 1998. The Audit Committee assists in selecting the independent auditors, designating services they are to perform and maintaining effective communication with those auditors.


                                     PROPOSAL 2

                      RATIFICATION OF INDEPENDENT ACCOUNTANTS

       The Company is asking the stockholders to ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the year ending December 31, 1999. In the event that the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and the stockholders' best interest.

       A representative of Deloitte & Touche LLP is expected to be present at the meeting to respond to questions and will have the opportunity to make a statement if he or she desires to do so.

       The affirmative vote of the holders of a majority of the Callable Common Stock represented and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                            A VOTE FOR THE RATIFICATION
                             OF DELOITTE & TOUCHE LLP
                     AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                                PRINCIPAL STOCKHOLDERS

       The following table sets forth certain information regarding the ownership of Callable Common Stock and Special Common Stock as of March 22, 1999, for each person known to the Company to be the beneficial owner of more than five percent of the Callable Common Stock or the Special Common Stock. Except as indicated in the footnotes to this table, the entities named in the table have sole voting and investment power with respect to all shares of Callable Common Stock or Special Common Stock shown as beneficially owned by them. Percentage of ownership is calculated pursuant to SEC Rule 13d-3(d)(1).



                                                                                         Number
                                                                          Number        of Shares      Percentage
  Title of                        Name and Address                       of Shares     Underlying       of Shares
    Class                        of Beneficial Owner                       Owned         Options       Outstanding
    -----                        -------------------                       -----         -------       -----------
Callable        Dura Pharmaceuticals, Inc. (1)                               0          6,325,000         100%
Common          7475 Lusk Blvd.
Stock           San Diego, California  92121

Callable        Funds managed by Farallon Partners, L.L.C. (2)           1,120,800          0             17.7%
Common          One Maritime Plaza, Suite 1325
Stock           San Francisco, California  94111

Callable        Elan International Services, Ltd. (3)                       37,500          0             14.8%
Common          102 St. James Court
Stock           Flatts, Smiths FL04
                Bermuda

Callable        Lehman Brothers Holdings Inc. (4)                          441,400          0             7.0%
Common          3 World Financial Center, 24th Floor
Stock           New York, New York 10285

Callable        State Street Research & Management Company (5)             331,200          0             5.2%
Common          One Financial Center
Stock           Boston, Massachusetts 02111-2690

Special         Dura Pharmaceuticals, Inc. (1)                               1,000          0             100%
Common          7475 Lusk Blvd.
Stock           San Diego, California 92121





(1) Pursuant to Schedule 13D dated December 31, 1997. Dura holds beneficially and of record all shares of Special Common Stock. Dura is also deemed, under the rules and regulations of the SEC, to be the beneficial owner of all of the outstanding shares of Callable Common Stock of the Company by virtue of its Purchase Option to acquire all of the Callable Common Stock of the Company.
(2) Pursuant to Amendment No. 6 to Schedule 13D dated March 4, 1999. Such entities reported shared voting and dispositive power over the shares, and certain affiliates disclaim beneficial ownership.
(3)    Pursuant to Schedule 13D dated March 12, 1998.
(4)    Pursuant to Amendment No. 1 to Schedule 13G dated December 31, 1998.
(5)    Pursuant to Schedule 13G dated February 11, 1999.

                          SECURITY OWNERSHIP OF MANAGEMENT

       The following table sets forth certain information regarding the ownership of Callable Common Stock as of March 22, 1999, by each director and nominee, by the Company's Chairman, President and Chief Executive Officer and by the other executive officer of the Company (collectively, the "Named Executive Officers"), and by directors and executive officers as a group. The address for each beneficial owner listed below is 7475 Lusk Blvd., San Diego, California 92121. The persons named in the table have sole voting and investment power with respect to all shares of Callable Common Stock shown as beneficially owned by them, subject to community property laws, where applicable. Percentage of ownership is calculated pursuant to SEC Rule 13d-3(d)(1).



                                                             Number         Percentage
                                      Name                  Of Shares       Of Shares
     Title of Class            of Beneficial Owner            Owned        Outstanding
    ----------------          ---------------------         ----------     ------------
Callable                  Cam L. Garner                      13,250             *
Common Stock

Callable                  Sol Lizerbram                         0               *
Common Stock

Callable                  William H. Rastetter                  0               *
Common Stock

Callable                  Alain B. Schreiber                    0               *
Common Stock

Callable                  David S. Kabakoff                  10,660             *
Common Stock

Callable                  Erle T. Mast                          0               *
Common Stock

Callable                  Directors and executive            23,910             *
Common Stock              officers as a group
                          (6 persons)



--------------------------

*Less than 1%

                                 EXECUTIVE OFFICERS

       The Company's executive officers are:

       Name                        Age       Position Held With the Company
       ----                        ---       ------------------------------
       David S. Kabakoff           51        Chairman, President, Chief
                                             Executive Officer and director

       Erle T. Mast                36        Vice President and Chief Financial
                                             Officer


       DR. KABAKOFF is a director of the Company. See "Election of Directors -- Nominees for Election by the Special Common Stock" for a discussion of his business experience.

       ERLE T. MAST has served as Vice President and Chief Financial Officer of the Company since its formation in 1997. Mr. Mast also has served as Vice President, Finance of Dura since 1997. From 1984 through 1997, Mr. Mast served in various positions at Deloitte & Touche LLP, an accounting and consulting firm, most recently as a partner, where he specialized in providing accounting, auditing and business consulting services to companies in various industries, including the healthcare and life science industries. He has been a Certified Public Accountant in California since 1986.



                    EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

       The following table provides certain summary information concerning compensation earned by the Named Executive Officers of the Company for services rendered in all capacities to the Company for fiscal years ended December 31, 1998 and 1997. The Company was formed in September 1997. The Company's Named Executive Officers are also employees of Dura and, except as set forth in the table, received no other compensation from the Company.


                          SUMMARY COMPENSATION TABLE
                          ---------------------------

                                                     Long-Term
                                                    Compensation
                                                      Awards
                                                -------------------
                                                     Number of
                                                    Securities
                      Name and                      Underlying
                 Principal Position      Year      Options/SARs
                 ------------------      ----      ------------
            David S. Kabakoff            1998            0
            Chairman, President and      1997         71,000
            Chief Executive Officer

            Erle T. Mast                 1998            0
            Vice President and           1997         22,000
            Chief Financial Officer


STOCK OPTIONS

       No stock options or stock appreciation rights ("SARS") were granted under the Company's 1997 Stock Option Plan (the "Option Plan") to the Company's Named Executive Officers in the fiscal year ended December 31, 1998.

OPTION EXERCISES AND HOLDINGS

       The following table provides information, with respect to the Company's Named Executive Officers, concerning unexercised options held under the Option Plan as of December 31, 1998. No options were exercised during the 1998 fiscal year. Value is defined as market price of the Company's Callable Common Stock at fiscal year end less exercise price. The Callable Common Stock trades on the Nasdaq National Market as a component of Units, and the Unit market price at December 31, 1998 was $8.94 per share. The Company believes the fair market value of the Callable Common Stock on that date was $8.44 per share, based on estimated valuation of the warrant component of the Units at $.50 per warrant.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES
               ----------------------------------------------------


                                 Number of Securities                    Value of Unexercised
                                Underlying Unexercised                       In-the-Money
                                   Options/SARs at                          Options/SARs at
                                  December 31, 1998                        December 31, 1998
                                  -----------------                        -----------------

         Name             Exercisable        Unexercisable         Exercisable         Unexercisable
         ----             -----------        -------------         -----------         -------------
David S. Kabakoff              0                71,000                  $0                  $0

Erle T. Mast                   0                22,000                  $0                  $0




DIRECTOR COMPENSATION

       The Company does not presently pay fees to its directors, other than reimbursement for their out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee. In addition, directors may receive options under the Option Plan in connection with their service on the Board of Directors, as determined at the discretion of the Board of Directors. In February 1998, Dr. Lizerbram and Dr. Schreiber were granted options to purchase 10,000 shares each of Callable Common Stock at $15.81 per share, and in August 1998, Dr. Rastetter was granted an option to purchase 10,000 shares of Callable Common Stock at $14.00 per share. The Company believes the per share exercise price represents the fair market value of the underlying shares on the dates of grant.


EMPLOYMENT CONTRACTS, SEVERANCE AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

       The Company has not entered into any employment contracts, severance agreements and/or change of control agreements with its executive officers.

       Each option granted under the Option Plan becomes exercisable five years following the grant date. The option vesting accelerates in the event Dura exercises its Purchase Option to acquire all of the Callable Common Stock of the Company. The Option Plan also provides for acceleration of outstanding options in the event of certain corporate transactions, including a merger, sale or change of control.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Company does not have a standing Compensation Committee as all matters are considered by the full Board of Directors. The Company has no insider relationships reportable pursuant to this item.

       NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH INCLUDED HEREIN SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

BOARD REPORT ON EXECUTIVE COMPENSATION

               The Company's executive officers, who along with others provide services to the Company pursuant to certain operating agreements with Dura, are employees of and are provided base salaries and incentive compensation exclusively by Dura.

               With respect to compensation paid to the Company's executive officers, the primary focus of the Board of Directors (there is no Compensation Committee) is to provide long-term compensation in the form of options to purchase Callable Common Stock of the Company. The grants are designed to consistently align the interests of each executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Options allow the executive officer to acquire shares of the Company's Callable Common Stock at a fixed price (the fair market value on the grant date), but no such options are exercisable for a period of five years from the date of grant, unless in the interim Dura exercises in full its option to purchase all of the Company's Callable Common Stock. Such provision is designed in part to encourage the continuation of the executive officers' services over the long term. Grants are made at the discretion of the Board of Directors, and the Board chose not to grant additional options to executive officers of the Company in 1998.



                                                THE BOARD OF DIRECTORS

                                                     DAVID S. KABAKOFF
                                                         CAM L. GARNER
                                                         SOL LIZERBRAM
                                                  WILLIAM H. RASTETTER
                                                    ALAIN B. SCHREIBER

PERFORMANCE GRAPH

       The Company's Callable Common Stock trades on the Nasdaq National Market as a component of Units, each Unit consisting of one share of Callable Common Stock and one warrant to purchase one-fourth of one share of common stock of Dura. The following graph compares total stockholder returns on the Units since December 1997 when the Company became a reporting company under the Exchange Act, to the Nasdaq Stock Market (the "NASDAQ Index") and to a peer group comprised of companies included in the NASDAQ Pharmaceutical Index. The graph is constructed on the assumption that $100 was invested on December 17, 1997 (the date trading of the Units commenced on a when-issued basis) in each of (a) the Units, (b) the NASDAQ Index, and (c) the NASDAQ Pharmaceutical Index, and that all dividends were reinvested, although dividends have not been declared on the Callable Common Stock. The stockholder return shown on the graph below is not necessarily indicative of future performance, and the Company will not make or endorse any predictions as to future stockholder returns.

       The Callable Common Stock is not separately tradeable apart from the Units prior to December 31, 1999 or upon the earlier occurrence of certain events. Market value in the following graph is the market value of the Units. There is no quoted market value for the shares of Callable Common Stock apart from the Units.

                                       [CHART]

                                                             Nasdaq
                                            Nasdaq       Pharmaceutical
                            Spiros          Index             Index
            12/17/97            100             100               100
            12/31/97        $ 97.86        $ 101.35          $ 101.11
             3/31/98        $ 91.43        $ 118.61          $ 111.15
             6/30/98        $ 92.14        $ 121.91          $ 103.02
             9/30/98        $ 70.00        $ 110.38           $ 97.38
            12/31/98        $ 51.07        $ 142.82          $ 129.26


                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

       Officers and directors of the Company are indemnified pursuant to certain provisions of the Delaware General Corporation Law and the Company's Amended and Restated Certificate of Incorporation and Bylaws to the fullest extent permitted under Delaware law, in addition to Indemnification Agreements in effect between the Company and its officers and directors.

CERTAIN BUSINESS RELATIONSHIPS

       Dr. Kabakoff currently serves as a director of Dura and as President, Dura Technologies, and Mr. Garner serves as Chairman and Chief Executive Officer and a director of Dura. Pursuant to various agreements, the Company has engaged Dura to develop certain products to which the Company has rights, for use with Spiros-Registered Trademark-, a proprietary dry powder pulmonary drug delivery system. For fiscal year 1998, the Company incurred research and development expenses of $50,799,000 for activities conducted under the agreements with Dura.

       Dura's Purchase Option entitles it to purchase all, but not less than all, of the Callable Common Stock of the Company. The Purchase Option is exercisable at any time before December 31, 2002 (which exercise period may be shortened or lengthened in certain circumstances). If the Purchase Option is exercised, the per share exercise price will be $24.01 through December 31, 1999, increasing on a quarterly basis to $45.95 per share through December 31, 2002. The Purchase Option exercise price may be paid in cash or shares of Dura common stock, or any combination of the foregoing, at Dura's sole discretion. Dura has no legal obligation to exercise the Purchase Option. Dura owns all of the issued and outstanding Special Common Stock, which confers certain voting and other rights, including the right to elect two directors of the Company. In addition, Dura holds an option to acquire Spiros Corp. II's exclusive rights for the use of the Spiros-Registered Trademark- system with albuterol and with a second product other than albuterol. The purchase price for these options is payable in cash.


              SECTION16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the Nasdaq National Market. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on review of the copies of such forms furnished to the Company or written representations from certain reporting persons that no Forms 5 were required, the Company believes that, during the 1998 fiscal year, its officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, with the exception of Dura, which filed late one Form 3 reporting its December 1997 purchase option to acquire 100% of the Callable Common Stock of the Company.


                                     FORM 10-K

       THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF
THE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO THE ATTENTION OF INVESTOR RELATIONS, SPIROS DEVELOPMENT CORPORATION II, INC., 7475 LUSK BLVD., SAN DIEGO, CALIFORNIA 92121.


                               STOCKHOLDER PROPOSALS

       Under the present rules of the SEC, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for next year's Annual Meeting of Stockholders is expected to be January 19, 2000 (120 days prior to May 19, 2000). Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the SEC and the Bylaws of the Company. In addition, the proxy solicited by the Board of Directors for the next year's Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than January 19, 2000.

                                   OTHER MATTERS

       The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in the interests of the Company in accordance with their best judgment. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

                                        By Order of the Board of Directors


                                        /s/ MITCHELL R. WOODBURY

Dated: April 16, 1999                   MITCHELL R. WOODBURY
                                        SECRETARY

                                  PROXY

                   SPIROS DEVELOPMENT CORPORATION II, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mitchell R. Woodbury and Erle T. Mast, jointly and severally, as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote all of the shares of Callable Common Stock of Spiros Development Corporation II, Inc. standing in the name of the undersigned, as designated on the other side, with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders to be held May 19, 1999, or any postponements or adjournments thereof, and to vote in his or her discretion on such other business as may properly come before the Meeting and any adjournments thereof.

        (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------
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                                [LOGO]

                                                                                                   Please mark
                                                                                                   your votes as  /X/
                                                                                                   indicated in
                                                                                                   this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                   WITHHELD
                               FOR  FOR ALL                            FOR  AGAINST  ABSTAIN
ITEM 1-ELECTION OF DIRECTORS   / /    / /     ITEM 2-RATIFICATION OF   / /    / /      / /   UNLESS OTHERWISE SPECIFIED
       Nominees:                                     DELOITTE & TOUCHE                       BY THE UNDERSIGNED, THIS
       Sol Lizerbram                                 LLP AS INDEPENDENT                      PROXY WILL BE VOTED FOR
       William H. Rastetter                          ACCOUNTANTS                             PROPOSALS 1 AND 2 AND WILL
       Alain B. Schreiber                                                                    BE VOTED BY THE PROXYHOLDER
                                                                                             AT HIS DISCRETION AS TO ANY
WITHHELD FOR: (write that nominee's name in the space provided below).                       OTHER MATTERS PROPERLY
                                                                                             TRANSACTED AT THE MEETING
----------------------------------------------------                                         OR ANY ADJOURNMENTS
                                                                                             THEREOF. TO VOTE IN
                                                                                             ACCORDANCE WITH THE BOARD
                                                                                             OF DIRECTORS' RECOMMENDATIONS,
                                                                                             JUST SIGN BELOW, NO BOXES NEED
                                                                                             TO BE CHECKED.

Signature                                   Signature                                    Date
          ----------------------------------          ----------------------------------      ------------------------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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